IVY FUNDS
Macquarie Multi-Asset Income Fund (formerly, Delaware Ivy Multi-Asset Income Fund)

(the “Fund”)

Supplement to the Fund’s Summary and Statutory Prospectuses and
Statement of Additional Information dated January 29, 2025

On February 11-13, 2025, the Board of Trustees of Ivy Funds approved an Agreement and Plan of Reorganization (the “Agreement”) between the Fund (the “Acquired Fund”) and the corresponding fund shown in the table below (the “Acquiring Fund”) that provides for the reorganization of the Acquired Fund with and into the Acquiring Fund (the “Reorganization”):

Acquired Fund/Classes	Acquiring Fund/Classes
Macquarie Multi-Asset Income Fund, a series of Ivy Funds	Macquarie Balanced Fund (formerly, Delaware Ivy Balanced Fund), a series of Ivy Funds
Class A	Class A
Class C	Class C
Institutional Class	Institutional Class
Class R6	Class R6
Class Y	Class Y

The Agreement provides for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Acquired Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund; (b) the distribution of such shares to the shareholders of the Acquired Fund; and (c) the liquidation and termination of the Acquired Fund.

It is anticipated that the Acquired Fund’s shareholders will receive an information statement/prospectus in late March 2025, providing them with information about the Reorganization and Acquiring Fund. The Reorganization is expected to take place on or about April 25, 2025 (“Reorganization Date”). The Reorganization Date may also be delayed or occur sooner if unforeseen or unusual circumstances arise or if otherwise determined by an officer of the Acquired Fund and Acquiring Fund to be necessary or appropriate.

Effective 10 business days from the date of this Supplement, contingent deferred sales charges will be waived on redemptions from the Acquired Fund through the Reorganization Date.

Effective one week before the Reorganization Date, the Acquired Fund will close to purchases and exchanges into the Acquired Fund, for both new investors and existing shareholders. Reinvested dividends, capital gains and automatic investment plan purchases may continue until the Reorganization Date.

Prior to the closing of the Reorganization, the Acquired Fund will distribute to its shareholders, in one or more distributions, all of its income and gains (net of available capital loss carryovers) not previously distributed for taxable years ending on or prior to the Reorganization Date.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund or acting on a distribution check.

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated February 13, 2025.